EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CoroWare, Inc. (the "Company") on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lloyd T. Spencer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to CoroWare, Inc. and will be retained by CoroWare, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

April 15, 2011

/s/ Lloyd T. Spencer
---------------------------
Lloyd T. Spencer
 Chief Executive Officer and the Interim Chief Financial Officer
 (Principal Executive Officer,  Principal Financial Officer and Principal Accounting Officer )